CERTIFICATION OF CHIEF EXECUTIVE OFFICER REGARDING
PERIODIC REPORT FILED PURSUANT TO SECTION 13(A) OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

I, J.D. Nichols, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

To the best of my knowledge and belief, the Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 14, 2002 by NTS-Properties III and to which this certification is appended (the "Periodic Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of NTS-Properties III.

/s/ J.D. Nichols

J.D. Nichols
General Partner of NTS-Properties Associates
and Chairman of the Board and Sole Director
of NTS Capital Corporation